EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF FAIRWIND ENERGY INC.

In connection with the accompanying Quarterly Report on Form 10-Q of FairWind Energy Inc. for the quarter ended November 30, 2017, the undersigned, Michael Winterhalter, Secretary and Treasurer of FairWind Energy Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended November 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended November 30, 2017 fairly presents, in all material respects, the financial condition and results of operations of FairWind Energy Inc.

Date: January 16, 2018	By:	/s/ Michael Winterhalter
President and Chief Executive Officer, Chief Financial Officer, and Treasurer
(principal executive officer, principal accounting officer and principal financial officer)